                                                                   EXHIBIT 10.16


                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT dated as of __________, 2000 is by and between the parties identified as Securityholders on the signature page of this Agreement and [Nassau Broadcasting Partners, L.P.][Nassau Broadcasting Corporation], a Delaware [limited partnership][corporation] (the "Company"). For the purposes of this Agreement, "Securityholder" refers to each of the parties identified as such on the signature page of this Agreement for as long as such party holds Registrable Securities (as defined below).

                             Preliminary Statement
                             ---------------------

     The Securityholders own the [Class ______ common stock, $___ par value][Units representing limited partnership interests] of the Company identified on Exhibit A annexed hereto (the "Subject Securities"). The Subject Securities of the Continuing Sellers (as defined in the Purchase Agreement (as defined below)) are being issued pursuant to the Purchase and Exchange Agreement dated March __, 2000 (the "Purchase Agreement") among the Company['s predecessor in interest], the Securityholders, and certain others.

     The Company and the Securityholders desire to provide for certain arrangements with respect to the registration by the Company under the Securities Act of 1933, as defined below, of the Subject Securities.

                                   Agreements
                                   ----------

     IT IS MUTUALLY agreed by the parties hereto as follows:


     1.   Certain Definitions.
          -------------------

     As used in this Agreement, the following terms shall have the following respec tive meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as each may, from time to time, be in effect.

          "IPO" means the initial issue to the public by the Company of [shares
           ---
of common stock][limited partnership interests] pursuant to a Registration Statement under the Securities Act.

          "Registrable Securities" means (a) the Subject Securities held by a
           ----------------------
Securityholder, (b) any Subject Securities that are transferred to a transferee in a transaction with respect to which the rights provided by this Agreement are assigned to such transferee, as a successor Securityholder, by virtue of
Section 11 of this Agreement, and (c) any other equity securities issued in respect of the Subject Securities as a result of splits, dividends, reclassifications, recapitalizations or similar events (including as a result of the conversion of the Company from a limited partnership to a corporation); provided, however, that Registrable Securities shall cease to be treated as such
--------  -------
(i) upon any sale pursuant to a Registration Statement or pursuant to Rule 144 under the Securities Act, (ii) if, in the written opinion of counsel to the Company addressed to a Securityholder, all of such [shares][limited partnership interests] held by such Securityholder may be sold without restriction pursuant to Rule 144(k) under the Securities Act, or (iii) upon any sale in any manner to a person or entity who or which is not entitled, by virtue of Section 11 of this Agreement, to the rights provided by this Agreement.

          "Registration Expenses"  means the expenses described in Section 5
           ---------------------
below.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of the Company's [common stock][limited partnership interests] (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as each may, from time to time, be in effect.

     2.   Request for Registration.
          ------------------------

          2.1  If, at any time during the period commencing upon the earlier of
(a)180 days after the IPO and (b) ___________________, 2002 and ending on __________________, 2006, the Company shall receive a written request (specifying that it is being made pursuant to this Section 2) from Securityholders with more than 17.5% of the then outstanding Registrable Securities that the Company file a Registration Statement under the Securities Act with respect to all or a portion of the then outstanding Registrable Securities, then the Company shall within 10 days notify all other Securityholders of such request and shall use its reasonable best efforts to cause to be registered under the Securities Act all Registrable Securities that the Securityholders have requested be so registered.

          2.2 The foregoing notwithstanding, (a) the Company shall not be obligated to effect a registration pursuant to this Section 2 unless the aggregate price to the public of Registrable Securities to be included in such Registration Statement for the account of selling Securityholders is reasonably anticipated to exceed $2,500,000; and (b) the Company shall not be obligated to effect a registration pursuant to this Section 2 (i) during the 180 days prior to the Company's estimated date of filing of a Registration Statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith its reasonable best efforts to cause such Registration Statement to become effective and that the Company's estimate of the date of filing such Registration Statement is made in good faith, or (ii) during the period in which any Registration Statement pursuant to which securities are to be sold for the account of the Company has been filed and not with drawn, and for 180 days after any such Registration Statement has become effective.

          2.3 The foregoing notwithstanding, the Company may defer the filing of a Registration Statement pursuant to this Section 2 for a period of up to 120 days if the Board of Directors of the Company['s General Partner] determines in good faith that the disclosures that would be required to be made by the Company in connection with such Registration Statement would be materially harmful to the Company because of transac tions then being considered by, or other events concerning, the Company.

          2.4 The Company shall not be obligated to effect more than three registrations pursuant to this Section 2; provided, however, that if, for any
                                          --------  -------
reason, a Registration Statement pursuant to this Section 2 fails to become effective, the Company shall not be deemed to have effected a registration pursuant to this Section 2.

     3. So long as this Agreement is effective and the Company is eligible to register securities with the Commission on a Form S-3 registration statement or a substantially similar successor form, Securityholders shall have the right to request the Company to effect any number of registrations of all or any portion of the outstanding Registrable Securities under the Securities Act, so long as no registration is for less than $5,000,000 of Registrable Securities.

     4.   Company Registration.
          --------------------

          4.1 Whenever the Company proposes to file a Registration Statement (either for its own account (but not in connection with its IPO) or in order to register [common stock][limited partnership interests] held by any other holder of securities of the Company), it will, prior to such filing, give written notice to all Securityholders of its intention to do so and, upon the written request of any Securityholder given within 20 days after such notice from the Company (which request shall state the intended method of disposition of such Securityholder's Registrable Securities), the Company shall use its reasonable best efforts to cause all Registrable Securities which the Company has been requested by such Securityholder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Securityholder; provided that the Company shall have the right to
                        --------
postpone or withdraw any registration under this Section 4 without obligation to any Securityholder.

          4.2 (a) In connection with any registration under this Section 4 that is part of an underwritten public offering, the Company shall not be required to include any Registrable Securities in such registration unless the holders enter into an underwriting agreement in customary form with the underwriters selected for the offering.

          (b) If, in the opinion of the managing underwriter or underwriters selected by the Company, it is appropriate to limit the amount of Registrable Securities to be included in the offering, then the Company shall be required to include in the registration only that amount of Registrable Securities, if any, which the managing underwriter or underwriters reasonably believe should be included therein. If the amount of Registrable Securities to be included in the offering in accordance with the foregoing is less than the total amount which the holders of Registrable Securities have requested to be included, then the holders of Registrable Securities who have requested registration shall participate in the registration pro rata based upon their total ownership of shares of Registrable Securities. If any Securityholder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Securityholders pro rata in the manner described in the preceding sentence. For the purposes of this Section 4.2(b), the registration rights of the Securityholders under Section 4 hereof shall have priority over any similar registration rights of other holders of the Company's securities pursuant to any other agreement with the Company (whether entered into before or after the date hereof), so that in the event of a limitation on the registration of Registrable Securities as described in this Section 4.2(b), no other securities for which there are registration rights similar to those contained in this Section 4 shall be registered by the Company on the relevant Registration Statement unless all Registrable Securities requested to be included are so included in such Registration Statement, provided, however, that the priority of the Securityholders described in this sentence shall not apply to any "demand" or other registration rights of any of the Company's other securityholders contained in any other agreement with the Company, which rights are similar to the rights of the Securityholders contained in Sections 2 and 3 hereof.

     5.   Registration Procedures.
          -----------------------

     If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

          (a) within 75 days after receiving a request for registration, file with the Commission a Registration Statement with respect to such Registrable Securities and, subject to the provisions of Section 4.1 of this Agreement, use its reasonable best efforts to cause the Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Securityholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Securityholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Securityholder;

          (d) as expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Securityholders shall reasonably request, and do any and all other acts and things that may be reasonably necessary to enable the selling Securityholders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the selling Securityholder; provided, however, that the Company shall not be required to qualify as a
--------  -------
foreign corporation or execute a general consent to service of process in any jurisdiction;

          (e) in connection with any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (f) notify each holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which equity securities of the same class issued by the Company are then listed;

          (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (i) furnish, at the request of any Securityholder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any;

          (j) keep counsel to the selling Securityholders reasonably advised as to the initiation and progress of any registration hereunder;

          (k) provide officers' certificates and other customary closing docu ments;

          (l) reasonably cooperate with each selling Securityholders and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

          (m) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and reasonably cooperate with the selling Securityholders to facilitate the disposition of such Registrable Securities pursuant hereto.

     If the Company has delivered preliminary or final prospectuses to the selling Securityholders and, after having done so, the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Securityholders and, if requested, the selling Securityholders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the selling Securityholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Securityholders shall be free to resume making offers of the Registrable Securities.

     6.   Allocation of Expenses.
          ----------------------

     The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 6, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange and Nasdaq listing fees, printing expenses, fees and expenses of counsel for the Company, fees and expenses of counsel of the selling Securityholders, state Blue Sky fees and expenses, and (subject to the provisions of Section 2.2(e)) the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.


     7.   Indemnification and Contribution.
          --------------------------------

          7.1 In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities, each underwriter (within the meaning of the Securities Act) of such seller, and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or such underwriters or controlling persons may become subject under the Securities Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse as incurred such seller, each underwriter and each such control ling person for any legal or any other expenses reasonably incurred by any such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                               --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof; provided, further, however, that the indemnification
                         --------  -------  -------
obligations contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

          7.2 In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of [its][its General Partner's] directors and officers and each underwriter (within the meaning of the Securities Act) of the Company and each person, if any, who controls the Company [, its General Partner] or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, [its General Partner,] such directors and officers, underwriters or controlling persons may become subject under the Securities Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such seller to the Company
--------  -------
hereunder shall be limited to an amount equal to the net proceeds from the sale of all Registrable Securities sold by it pursuant to such Registration Statement; provided, further, however, that the indemnification obligations
           --------  -------  -------
contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of the seller of Registrable Securities, which consent shall not be unreasonably withheld.

          7.3 Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure of any
                           --------  -------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 except and only to the extent that the failure to give such notice has caused actual material harm to the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party
                                 --------  -------
shall pay such expense if (i) representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, (ii) there may be one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, or (iii) the Indemnifying Party fails to assume the defense of any such action with legal counsel reasonably satisfactory to the Indemni fied Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          7.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Securityholder exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially deter mined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Securityholder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and such Securityholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such
                                       --------  -------
case, (A) no Securityholder will be required to contribute any amount in excess of the net proceeds from the sale of all Registrable Securities sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

          7.5  The indemnity and contribution provisions contained in this
Section 7 shall remain operative and in full effect regardless of (a) any investigation made by or on behalf of a Securityholder or any person controlling any such holder, (b) any sale of any Registrable Securities pursuant to this Agreement and the receipt by any holder of the proceeds thereof or (c) any termination of this Agreement.

     8.   Information by Holder.
          ---------------------

     Each Securityholder including Registrable Securities in any registration shall furnish to the Company such information regarding such Securityholder and the distribution proposed by such Securityholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.   Reports Under the Exchange Act.
          ------------------------------

     With a view to making available to the Securityholders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Securityholder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to the effective date of the IPO;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Securityholder promptly upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the IPO) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company with the Commission as may be reasonably requested in availing any such Securityholder to take advantage of any rule or regulation of the Commission permitting the selling of any such securities without registration.

     10.  "Market Stand-Off" Agreement.  Each of the Securityholders agrees,
          ----------------------------
severally and not jointly, if requested by the Company and any managing underwriter of securities of the Company, not to sell or otherwise transfer or dispose of any securities of the Company held by such Securityholder during a period of up to one hundred and eighty (180) days following the closing of an underwritten public offering pursuant to an effective Registration Statement under the Securities Act covering the offer and sale of securities for the account of the Company; provided, that all principal officers and directors of
                        --------
the [Company][Company's General Partner] and all persons including shares in such offering enter into similar agreements. The Company may impose stop-transfer instructions with respect to the securities that are subject to the foregoing restriction until the end of such period.

     11.  Transfers of Rights.
          -------------------

     This Agreement, and the rights and obligations of the Securityholders hereunder, may be assigned by any Securityholder to any person or entity to whom such Securityholder transfers Registrable Securities, in which event the rights provided to Securityholders under this Agreement may be assigned to such transferee in respect of such Registrable Securities; provided, however, that
                                                      --------  -------
the amount of Registrable Securities
so transferred is not less than 2% of the amount of Registrable Securities as of the date of this Agreement (as adjusted for future splits, dividends, reclassifications, recapitalizations or similar events); and provided further,
                                                             -------- -------
that the Company receives written notice from such transferee within 30 days of such transfer and assignment to the effect that such transferee has been assigned the rights provided to Securityholders under this Agreement.

     In any case in which rights are assigned pursuant to this Section 11, the transferee shall be deemed a "Securityholder" for purposes of this Agreement and shall be entitled to and shall be bound by all the rights and obligations to which Securityholders are entitled and bound under this Agreement.

     12.  General.
          -------

          12.1 Notices.
               -------

          (a) All notices, requests, consents and other communications under this Agreement shall be in writing and shall be given by delivery by hand; by overnight delivery by means of a nationally recognized overnight delivery service; by facsimile transmission, receipt confirmed; or by first class certified or registered mail, return receipt requested, postage prepaid; in each case to the addresses as follows:

          (i)  If to the Company:

                619 Alexander Road, Third Floor
                Princeton, NJ 08540
                Attention:  Michael J. Libretti
                Facsimile:  (609) 924-1584

or at such other address as the Company may designate in writing to the Securityholders.

          (ii) If to the Securityholders, at their addresses set forth on Exhibit A hereto, or at such other addresses as they may designate to the Company in writing.

          (b) Notices given in accordance with this Section 11 shall be deemed delivered upon personal delivery, the day after delivery to an overnight delivery service, when sent by facsimile, or on the third business day after deposit in the mail.

          12.2 Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding of the Company and the Securityholders with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          12.3 No Inconsistent Agreements.  The Company shall not enter into any
               --------------------------
agreement with respect to its securities that is inconsistent with the rights of holders of Registrable Securities pursuant to this Agreement. Without limiting the foregoing, the Company shall not enter into any agreement with any holder of or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Section 2 or 3 hereof unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities would not reduce the amount of Registrable Securities that is included by holders pursuant to this Agreement.

          12.4 Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the then outstanding Registrable Securities; provided, however,
                                                          --------  -------
that this Agreement may be amended with the consent of the holders of less than all outstanding Registrable Securities only in a manner which affects all Registrable Securities in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          12.5 Interpretation.
               --------------

          (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) Use of the neuter gender shall also be deemed to include the masculine and feminine genders.

          12.6 Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and which together shall constitute the same agreement.

              12.7  Severability.  The invalidity or unenforceability of any
              ----  ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

              12.8  Governing Law.  This Agreement shall be governed by and
              ----  -------------
construed in accordance with the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         [NASSAU BROADCASTING PARTNERS, L.P.]
                         [NASSAU BROADCASTING CORPORATION]


                         By:
                            ---------------------------------
                            Name:
                            Title:


                         SECURITYHOLDERS:
                         ---------------


                         [Signatures to be added]

                                   Exhibit A
                                       to
                         Registration Rights Agreement

Name and Address of Securityholder                Subject Securities
----------------------------------                ------------------
















                                      A-1